                                   PROMISSORY NOTE



                                                           Columbus, Ohio
$585,000.00                                                April  5, 1996


    FOR VALUE RECEIVED, the undersigned promises to pay to the order of PAPNET OF OHIO, INC. (hereinafter called the "Lender," which term shall include any holder hereof) at such place as the Lender may designate or, in the absence of such designation, at any of the Lender's offices, the sum of $585,000.00 or so much of such sum as shall have been advanced by the Lender at any time and not hereafter repaid (hereinafter referred to as "Advances") pursuant to the Loan Agreement dated as of March 14, 1996 (the "Agreement") together with interest provided and payable at the time(s) and in the manner(s) provided in the
Agreement.   Each such Advance shall be made to the undersigned upon receipt by the Lender of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Lender shall from time to time reasonably prescribe. The Lender shall be entitled to rely on any oral or telephonic communication requesting an Advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Lender to be the undersigned, or the undersigned's authorized agent. Each request for an Advance shall constitute a warranty and representation by the undersigned that no event of default hereunder, under the Agreement, or under any related loan documents has occurred and is continuing and that no event or circumstance which would constitute such an event of default, but for the requirement that notice be given or time elapse or both, has occurred and is continuing. The undersigned agrees that all Advances made by the Lender will be evidenced by entries made by the Lender into records maintained by the Lender. The undersigned further agrees that the sum or sums shown such records shall be rebuttably presumptive evidence of the amount of the Advances and of the amount of any accrued interest.

INTEREST

    Interest will accrue on the unpaid balance of the Advances until paid at the rate of 7% per annum. Upon maturity, whether by acceleration or otherwise, interest will accrue on the unpaid balance of the Advances and unpaid interest, if any, until paid at the rate of 24% per annum.

    All interest shall be calculated on the basis of a 360 day year for the actual number of days the Advances or any part thereof remain unpaid. There shall be no penalty for prepayment.

MANNER OF PAYMENT

    The Advances and accrued interest thereon shall be due and payable one hundred eighty (180) days after the Termination Date, as defined in the Agreement, and at maturity, whether by acceleration or otherwise.

SECURITY

    The obligations of the undersigned hereunder are secured by a Security Agreement of even date, granting Lender a security interest in certain property
of the undersigned (the "Collateral").   The Lender shall not be bound to take
any steps necessary to preserve any rights in the Collateral against prior parties. If any obligation evidenced by this Note is not paid when due, the Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the laws of the State of Ohio, and the undersigned shall be liable for any deficiency.

DEFAULT

    Upon the occurrence of any of the events of default set forth in the Agreement, then the Lender may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

    The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any of them, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Lender shall not be required to pursue the undersigned, including any guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

    The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

    The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the laws of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

    THE UNDERSIGNED ACKNOWLEDGES THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE UNDERSIGNED AND THE LENDER, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES

WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

WARRANT OF ATTORNEY

    The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against undersigned in favor of the Lender for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. The attorney at law authorized hereby to appear for the undersigned may be an attorney at law representing the Lender, and the undersigned hereby expressly waives any conflict of interest that may exist by virtue of such representation.

WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                  CYTOLOGY WEST, INC.



                                  By: /s/ Carl A. Genberg
                                     -----------------------------------------
                                       Carl A. Genberg, President

                                  SECURITY AGREEMENT


             EQUIPMENT, FIXTURES, INVENTORY, RECEIVABLES AND INTANGIBLES

    Cytology West, Inc., a corporation organized under the law of the State of Delaware, with principal offices located at 3753 Howard Hughes Parkway, Suite 200, Las Vegas, NV 89109 (hereinafter called "Debtor"), for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, pledges and assigns to Papnet of Ohio, Inc. (hereinafter called "Lender"), a security interest in the following property, whether Debtor's interest therein as owner, co-owner, lessee, consignee, secured party or otherwise be now owned or existing, or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor, all documents including, but not limited to, negotiable documents, documents of title, warehouse receipts, storage receipts, dock receipts, dock warrants, express bills, freight bills, airbills, bills of lading and other documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds and proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the following property by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority):

    (a) All of Debtor's machinery, equipment, tools, furniture, furnishings and fixtures including, but not limited to, all manufacturing, fabricating, processing, transporting and packaging equipment, communication systems, and computing and data processing systems (hereinafter sometimes called the "Equipment";

    (b) All of Debtor's inventory including, but not limited to, parts, supplies, raw materials, work in process, finished goods, materials used or consumed in Debtor's business, repossessed and returned goods (hereinafter sometimes called the "Inventory");

    (c) All of Debtor's accounts, accounts receivable, royalties receivable, contract rights, guaranties of accounts, accounts receivable and contract rights and security therefor, chattel paper, income tax refunds, instruments, negotiable documents, notes, drafts, acceptances and other forms of obligations and receivables arising from or in connection with the operation of Debtor's business including, but not limited to, those arising from or in connection with Debtor's sale, lease or other disposition of Inventory, deposit accounts, and all books, records, ledger cards, computer programs and other documents or property at any time evidencing or relating to the foregoing receivables (hereinafter sometimes called the "Receivables"); and

    (d) All of Debtor's general intangibles, trade names, trademarks, trade secrets, goodwill, patents, patent applications, copyrights, licenses and franchises, excluding patents and patent applications relating to technologies acquired by Debtor from GDP Technologies, Inc., a Colorado corporation, and the license from Neuromedical Systems, Inc. ("NSI"), as most recently amended pursuant to the Settlement Agreement among the Debtor, NSI and certain other parties dated as of December 5, 1996 (hereinafter sometimes called the "Intellectual Property")

(all of the foregoing hereinafter sometimes called the "Collateral").

    The security interest hereby granted is to secure the prompt and full payment and complete performance of all Obligations. The word "Obligations" means all indebtedness owed by Debtor to Lender by reason of Advances made to or on behalf of Debtor pursuant to a Loan Agreement of even date and related documents.

    It is Debtor's express intention that this agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Debtor to Lender, shall extend to all future Obligations of Debtor to Lender, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by Debtor and Lender as of the date hereof. The absence of any reference to this agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this agreement.

     1. GENERAL COVENANTS. Debtor represents, warrants and covenants as follows:

         (a) Except for the security interest granted hereby, (i) Debtor is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole and exclusive owner of the Collateral, and the Collateral is and shall remain free from any and all liens, security interests, encumbrances, claims and interests; and (ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office.

         (b) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than the security interest granted hereby, and shall defend the right, title and interest of Lender in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

         (c) Debtor's principal place of business/chief executive office is located at the address set forth at the beginning of this agreement and Debtor has no other place of business; and, unless Lender consents in writing to a change in the location of the Equipment, Inventory or Debtor's records concerning the Receivables prior to such a change in location, the Equipment, Inventory and Debtor's records concerning the Receivables shall be kept at that address .

         (d) At least thirty (30) days prior to the occurrence of any of the following events, Debtor shall deliver to Lender written notice of such impending events: (i) a change in Debtor's principal place of business or chief executive office; (ii) the opening or closing of any place of business; or (iii) a change in Debtor's name, identity or corporate structure.

         (e) Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

         (f) The Collateral is and shall be used primarily for business purposes.

     2. COLLECTION OF RECEIVABLES. Debtor shall, unless otherwise directed by Lender, collect all of Debtor's Receivables. With respect to any Receivables collected by the Lender, Debtor authorizes Lender to indorse the name of Debtor upon any checks or other items received in payment of any Receivable and to do any and all things necessary in order to reduce the same to money. All amounts received by Lender representing payment of Receivables may be applied by Lender to the payment of the Obligations in such order of preference as Lender may determine, or Lender may, at its option, impound all or any portion of such amounts and retain said amounts as security for the payment of the Obligations, with the right on the part of Debtor, upon approval by Lender, to obtain the release of all or part of such impounded amounts. Lender may, however, at any time, apply all or any part of such impounded amounts as aforesaid. If so directed by Lender, Debtor shall hold all payments of any Receivable in trust for Lender and shall forthwith deliver the same to Lender in the form received by Debtor without commingling with any funds of Debtor. Debtor also authorizes Lender at any time, without notice, to appropriate and apply any balances, credits, property, deposits, accounts or money of or owing to Debtor in Lender's possession, custody or control to the payment of any of the Obligations.

         If any of Debtor's Receivables arise out of contracts with or orders from the United States or any State or any department, agency or instrumentality thereof, Debtor shall immediately notify Lender thereof in writing and shall execute any instrument and take any steps required by Lender in order that all money due and to become due under such contract or order shall be assigned to Lender and due notice thereof given to the appropriate governmental agency.

         Debtor agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the judgment of Lender be necessary or desirable to evidence, validate and perfect the security interest of Lender in the Receivables. Lender shall have the right to notify any persons or entities owing any Receivables and to demand and receive payment, but Lender shall have no duty so to do. Upon request of Lender at any time, Debtor shall notify such account debtors and shall indicate on all invoices to such account debtors that the accounts are payable to Lender.

     3. INSURANCE. Debtor shall have and maintain insurance at all times with respect to all Equipment and Inventory (i) insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage and such other casualties as Lender may designate, and (ii) insuring against liability for personal injury and property damage relating to the Equipment and Inventory, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to Lender, such insurance to be payable to Lender and Debtor as their interests may appear.

     4. INSPECTION. Debtor shall at all times keep accurate and complete records of the Receivables and Debtor shall, at all reasonable times and from time to time, allow Lender, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from Debtor's books and records and to arrange for verification of the Receivables directly with account debtors or by other methods and to examine and inspect the Collateral wherever located.

     5. FURTHER ASSURANCES. Debtor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Lender may require to more completely vest in and assure to Lender its rights hereunder and in or to the Collateral.

     6.  PRESERVATION AND DISPOSITION OF COLLATERAL.

         (a) Debtor shall advise Lender promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of Lender.

         (b) Debtor shall not sell or otherwise dispose of the Collateral; provided, however, that until default, Debtor may use the Equipment and Inventory in any lawful manner not inconsistent with this agreement or with the terms or conditions of any policy of insurance thereon and may also sell or otherwise dispose of the Inventory in the ordinary course of Debtor's business. A disposition in the ordinary course of business shall not include a transfer in partial or total satisfaction of a debt.

         (c) Debtor shall keep the Collateral in good condition and shall not misuse, abuse, secrete, waste or destroy any of the same.

         (d) Debtor shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order.

         (e) Debtor shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein; and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

         (f) At its option, Lender may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Lender upon demand for any payment made or any expense incurred (including reasonable attorneys' fees to the extent permitted by law) by Lender pursuant to the foregoing authorization. Should Debtor fail to pay said sum to Lender upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

         (g) Upon Lender's request at any time or times, Debtor shall assign and deliver to Lender any Collateral and shall furnish to Lender additional collateral of value and character satisfactory to Lender as security for the Obligations.

     7. EXTENSIONS AND COMPROMISES. With respect to any Collateral held by Lender as security for the Obligations, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Lender may deem advisable. Lender shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Lender.

     8. FINANCING STATEMENTS. At the request of Lender, Debtor shall join with Lender in executing one or more financing statements in a form satisfactory to Lender and shall pay the cost of filing the same in all public offices wherever filing is deemed by Lender to be necessary or desirable. A carbon, photographic or other reproduction of this agreement or of a financing statement shall be sufficient as a financing statement.

     9. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in Lender's own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to Lender the power and right, on behalf of Debtor, without notice to or assent by Debtor:

         (a) To execute, file and record all such financing statements, certificates of title and other certificates of registration and operation and similar documents and instruments including, but not limited to, those relating to aircraft or marine vessels, as Lender may deem necessary or desirable to protect, perfect and validate Lender's security interest.

         (b) Upon the occurrence and continuance of any event of default under paragraph 10 hereof, (i) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iii) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (iv) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (v) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Debtor's expense, at any time or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this agreement, all as fully and effectively as Debtor might do.

         Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         The powers conferred upon Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that Lender actually receives as a result of the exercise of such powers and neither Lender nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Lender's own gross negligence or willful misconduct.

    10. DEFAULT. If any event of default in the payment of any of the Obligations or in the performance of any of the terms, conditions, or provisions of any instrument or document evidencing the Obligations secured by this agreement or in the performance of any covenant contained herein shall occur and be continuing; or if any warranty, representation or statement made or furnished to Lender by Debtor proves to have been false in any material respect when made or furnished:

         (a) Lender may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this agreement and any or all of the Obligations in default.

         (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Lender, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Lender in the same form as received by Debtor (duly indorsed by Debtor to Lender, if required). Any and all such payments so received by Lender (whether from Debtor or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Lender against, all or any part of the Obligations in such order as Lender may elect. Any balance of such payments held by Lender and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph (b) shall authorize or be construed to authorize Debtor to sell or otherwise dispose of any Collateral except as provided in subparagraph 6(b) hereof.

         (c) Lender shall have the rights and remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the laws of the States of Ohio and Nevada. Without limiting the generality of the foregoing, Lender shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose Lender may enter upon any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Debtor expressly agrees that Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon Debtor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of Lender's offices or elsewhere at such prices as Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor. Debtor further agrees, at Lender's request, to assemble the Collateral and to make it available to Lender at such places as Lender may reasonably select, whether at Debtor's premises or elsewhere. Debtor further agrees to allow Lender to use or occupy Debtor's premises, without charge, for the purpose of effecting Lender's remdies in respect of the Collateral. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Lender hereunder, including reasonable attorneys' fees to the extent permitted by law and reasonable legal expenses, to the payment in whole or in part of the Obligations, in such order as Lender may elect, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Lender arising out of the repossession, retention, sale or disposition of the Collateral. Debtor agrees that Lender need not give more than seven (7) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at Debtor's address set forth at the beginning of this agreement or when telecopied or telegraphed to that address or when telephoned or otherwise communicated orally to Debtor or any agent of Debtor at that address) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled. Debtor shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees to the extent permitted by law.

         (d)  In the event of a default, in lieu of exercising its remedies with respect to the Collateral provided in this Section 10, Lender may apply the amount of the outstanding Obligations secured hereby to the purchase of common shares of Debtor at a price of $8.50 per share (the "Conversion Price"), and Debtor agrees to sell such number of shares to Lender. Debtor agrees to maintain sufficient authorized and unissued shares sufficient to discharge its obligations under this paragraph, and that upon issuance to Lender as provided herein, such shares shall be duly authorized, validly issued, fully paid and nonassessable, and free of any lien, claim, preemptive right or other restriction, except for restrictions on transfer necessary to comply with applicable securities laws. If subsequent to the date of this Agreement the Debtor issues common stock representing more than 1% of the outstanding common equity of Debtor on a fully diluted basis for a consideration per share with a value of less than $8.50, other than upon the exercise of stock options or warrants outstanding on the date hereof, then the Conversion Price shall be
reduced to a price equal to such value.   In case the Debtor shall (i) pay a
dividend on its common stock in common stock, (ii) subdivide its outstanding shares of common stock, or (iii) combine its outstanding shares of common stock into a small number of shares, then, in such an event, the Conversion Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Conversion Price will bear the same relation to the Conversion Price in effect immediately prior to any such event as the total number of shares of common stock outstanding immediately prior to any such event shall bear to the total number of shares of common stock outstanding immediately after such event.


    11. GENERAL. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. All of Lender's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Debtor shall be effective when deposited in the mails addressed to Debtor at the address shown at the beginning of this agreement. This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of the State of Ohio. The provisions hereof shall, as the case may require, bind or inure to the benefit of, the respective successors and assigns of Debtor and Lender.

    IN WITNESS WHEREOF, Debtor has signed this agreement this 4th day of April, 1996.

                                       DEBTOR:

                                       CYTOLOGY WEST, INC.



                                       By:  /s/ CARL GENBERG
                                          ------------------------------------
                                              Carl A. Genberg, President